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EXHIBIT 10.42

                        AMENDMENT TO EMPLOYMENT AGREEMENT

         Reference is made to the Employment Agreement, dated on or about May 7th, 2004 ("Original Agreement"), between Markland Technologies Inc. (the "Company") and Kenneth Ducey, Jr. (the "Employee")

         The Original Agreement is hereby amended as follows: In consideration of the deletion of section 4(d), with regard to the anti-dilution provision, of the Original Agreement, the Company has agreed to make the first grant of shares based on the Company Equity as of May 12th, 2004, the date of the present Agreement between parties.

         The Original Agreement otherwise remains in full force and effect

THE PARTIES ACKNOWLEDGE THAT EACH HAS READ THIS AMENDMENT TO THE ORIGINAL AGREEMENT, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE ORIGINAL AGREEMENT AND THIS AMENDMENT TO THE ORIGINAL AGREEMENT AND ANY EXHIBITS THERETO OR HERETO ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, WHICH SUPERSEDES ALL PROPOSALS OR ALL PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF.

ACCEPTED AND AGREED:

MARKLAND TECHNOLOGY, INC.                                 KEN DUCEY

By:  Robert Tarini                                        By:  Ken Ducey
CEO
/s/ Robert Tarini                                         /s/ Kenneth Ducey Jr.

Date: 6/14/2004                                           Date: 6/14/2004